CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.


      AGREEMENT,   dated  as  of  October  10,  1997,  by  and  between  Ethicon
Endo-Surgery, Inc. ("EES") and Fischer Imaging Corporation ("FIMG").

      WHEREAS,   FIMG  is  in  the  business  of   manufacturing,   selling  and
distributing   stereotactic   x-ray  imaging  equipment,   in  particular,   the
Mammotest(R) System; and

      WHEREAS, EES is in the business, among other things, of manufacturing, selling and distributing the Mammotome(R) Biopsys system; and

      WHEREAS, FIMG currently sells and distributes stereotactic x-ray imaging equipment on which the Mammotome Biopsys system is or may be installed; and

      WHEREAS, FIMG and EES wish to formalize and expand the relationship between the parties and their respective products;

      NOW, THEREFORE, for due and valid consideration as set forth herein, EES and FIMG hereby agree as follows:

      1. FIMG hereby grants to EES the option, at any or all times during the term of this Agreement, to distribute *-* the Mammotest(R) and other FIMG breast imaging systems (collectively referred to herein as the "FIMG Systems"). Should EES decide to so distribute any or all of the FIMG Systems the parties shall negotiate appropriate transfer pricing and other terms as necessary; *-* on the FIMG Systems. This option to distribute shall survive any merger of or with, sale of substantially all of the assets of, change of control of, reorganization or similar restructuring of FIMG and be binding upon any assigns or successors to its business. In the event that FIMG or its assigns or successors shall be unable, unwilling or otherwise fail to allow EES to so distribute the FIMG Systems, then EES, in addition to any other

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

rights or remedies, shall be granted a *-* license to all intellectual property and know-how necessary to make, have made, use or sell *-* and *-* for a royalty rate *-* on net sales for the capital equipment portion of such *-* manufactured and sold by EES. The term of the *-* license shall be *-* years from the date these rights are exercised.

     2. Nothing in this Agreement shall be deemed to prevent EES from selling the Mammotome Biopsys systems to any other producer of imaging equipment as deemed appropriate by EES. Similarly, nothing in this Agreement shall be deemed to prevent FIMG from selling any of the FIMG Systems to other parties or distributors as deemed appropriate by FIMG; provided that *-* other than *-* or *-* has been installed. Except as expressly set forth in this Agreement, each of the parties acknowledges that this Agreement is not intended to confer any rights of exclusivity on or in connection with the other party in any aspect of its respective business.

     3. During the term of this Agreement, FIMG shall maintain the design of the FIMG Imaging Systems (which are used for breast biopsies) *-*. FIMG shall not, without the prior written consent of EES, design, develop, manufacture or distribute any products that substantially conform to the specifications and intended functionality of the Mammotome Biopsys system.

     4. During the term of this Agreement, *-* agrees to *-* systems, as appropriate, *-*. *-* agrees to provide *-*. FIMG agrees to cover all shipping *-* expenses *-*. EES agrees to cover all shipping *-* expenses *-*.

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

     5. During the term of this Agreement, EES shall include the Mammotest system *-* and shall take such steps as is reasonably necessary for the Mammotest system to be eligible to participate in EES's existing and future national contracts *-*. Specific terms of pricing and sale of the Mammotest and other FIMG Systems in connection with such *-* national contract shall be determined by FIMG and the applicable third party customers. FIMG shall reimburse EES for *-* and other related costs incurred by EES in connection with *-* such national contract. In the event that EES becomes unable to make the Mammotest system eligible for *-* national contracts, then, FIMG, as its sole and exclusive remedy, may terminate this Agreement upon six (6) months' prior written notice at any time after *-*.

      6.  Following  the  execution  of this  Agreement,  the  parties  will use
reasonable   good  faith  efforts  to  expand  the  scope  of  their   strategic
relationship by entering into an additional definitive agreement, which the parties currently intend shall, among other things, contain the terms and conditions set forth on the Exhibit annexed hereto. The parties shall use all reasonable good faith efforts to finalize such definitive agreement by December 31, 1997. Nevertheless, failure of the parties to enter into such additional definitive agreement by December 3 1, 1997 will have no consequence whatsoever, including any consequence on the enforceability of the other provisions of this agreement.

      7. The term of this Agreement shall be from the date hereof through and until *-* subject to renewals upon the mutual agreement of the parties.

     8. The terms and conditions of this Agreement and all other written information designated as confidential and exchanged between EES and FIMG while this Agreement is in effect shall be treated as confidential information under the terms of the confidentiality agreement between the parties dated as of *-*. Neither party shall during the term hereof and for three (3) years after termination of this Agreement use or disclose any such information to any third party without written approval of the other party except as may be required by federal securities or other laws.

      9. Neither party shall originate any publicity, news release or public announcement, written or oral, whether to public or press, stockholders or otherwise, relating to this Agreement without the mutual consent of both parties. If either party believes that such an announcement is required by federal securities or other laws, then such party shall give the other party no less than 48 hours prior notice of, and the chance to review and provide comments on, any such announcement.

      10. All disputes, controversies and differences between the parties arising directly or indirectly from this Agreement or any transaction contemplated hereby or thereby or in connection herewith or therewith shall be resolved by arbitration. Arbitration shall be held before three arbitrators in New York, New York pursuant to the Commercial Arbitration Rules then obtaining of the American Arbitration Association, which arbitration shall be binding on all parties and shall constitute the final resolution of such dispute. No party shall commence any action against another to resolve any such dispute in any court except that judgment upon any such award rendered may be entered by any court having jurisdiction thereof. The arbitrators (i) shall not have any power or authority to add to, alter, amend or modify the terms of this Agreement; (ii) shall interpret and construe this Agreement in accordance with, and shall be bound by, the laws of the State of New Jersey (except that this Section shall be governed by the Federal Arbitration Act); (iii) shall have no power or authority to grant or award punitive damages; (iv) shall establish and enforce appropriate rules to ensure that the proceedings, including the decision, be kept confidential and that all Confidential Information of the parties be kept confidential and be used for no purpose other than the arbitration and (v) shall have the power to enforce specifically this Agreement and the terms and conditions hereof in addition to any other remedies at law or in equity. The parties shall be deemed to have waived any rights to punitive damages. Notwithstanding the foregoing, any court having competent jurisdiction shall have the power to review the decision of the arbitrators to determine (i) whether the findings of fact rendered by the arbitrators are, on the entire record of said arbitration proceedings, supported by substantial evidence, and (ii) whether as a matter of law based on said findings of fact the award should be affirmed, modified or vacated. Upon such determination, judgment shall be entered in favor of either party consistent therewith.

     11. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either party without the prior written consent of the other party; except that EES may, without such consent, assign this Agreement or any or all of such rights, interests and obligations to a direct or indirect wholly-owned subsidiary of Johnson & Johnson, a New Jersey corporation, or to any affiliate thereof. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

      12. This Agreement shall not be modified or otherwise amended except pursuant to an instrument in writing executed and delivered by each of the parties hereto.

      13. The failure of either party to require the performance of any term of this Agreement, or the waiver of either party of any breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such terms or be deemed a waiver of any subsequent breach of the same or any other term of this Agreement.

      14. In the event that any one or more of the provisions (or any part thereof) contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

      15. It is the desire and intent of the parties to provide certainty as to their future rights and remedies against each other by defining the extent of their undertakings herein. This

Agreement constitutes the entire agreement and understanding between the parties and there are no warranties, representations, conditions, provisions or other terms related thereto other than those set forth herein. This Agreement supersedes all previous understandings, agreements and representations between the parties, written or oral, with respect to the subject matter hereof.

     16. Nothing in this Agreement shall be construed to make the relationship of the parties herein a joint venture, an association, a partnership, or make the parties agents of one another. The parties are not authorized to act as agents of one another as to any matter or to make any representations to any third parties indicating or implying the existence of any such agency relationship. The relationship between the parties shall be that of independent contractors.

      IN WITNESS WHEREOF, the parties hereto intending legally to be bound hereby, have each caused this Agreement to be duly executed as of the date first above written.

FISCHER IMAGING CORPORATION               ETHICON ENDO-SURGERY, INC.

Name:  Morgan Nields                       Name: Karen Licitra
       ---------------------------               ----------------------------

Signed: /S/MORGAN NIELDS                  Signed: /S/KAREN LICITRA
       ---------------------------               ----------------------------

Date:  October 14, 1997                   Date:  October 10, 1997
       ---------------------------               ----------------------------
                                                 B.E.S. 10/10/97

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                                                                       EXHIBIT
                          TERMS FOR EXPANDED ALLIANCE
------------------------------------------------------------------------------


1) Parties agree that the Term for the expanded Alliance is multi-year *-* with options to renew for subsequent multi-year term(s) *-* at EES's option;

2) The Alliance will cover the worldwide sale of *-* and in *-*. Specific agreements that FIMG has with *-*;

3)   The parties recognize that the relationship involves marketing *-* ;

4) The intent is to have Mammotest systems sold directly to the end user customer by FIMG. Both parties agree to develop and provide *-* in order to *-* further the intent of the Alliance. To this end, EES agrees *-* EES agrees to *-* to be established from the *-* ;

5) *-* FIMG agrees that the *-* (excludes standard large core needle systems) *-* ;

6) FIMG agrees to sell the Mammotome system bundled with the Mammotest system where appropriate and as determined by the parties;

7) The parties agree to undertake joint development efforts for *-*. All *-* products developed for *-* by FIMG shall be part of the marketing alliance as specifically determined by the parties. For products developed by FIMG outside the field of *-* distribution rights in *-*;

8) It is the intent of the parties to ensure continued availability of *-* for the sales alliance in the event FIMG was purchased, reorganized, or became insolvent;

------------------------------------------------------------------------------

CONFIDENTIAL                    October 9,1997                       Page 1

                                                                       EXHIBIT
                          TERMS FOR EXPANDED ALLIANCE
------------------------------------------------------------------------------


9) Professional education will be the prime responsibility of EES; Responsibility for applications training for each Mammotest system shall be the primary responsibility of FIMG and training for each Mammotome system shall be the primary responsibility of EES or as determined by the parties; installation, service and warrantee for the Mammotest system shall be the prime responsibility of FIMG;

10) FIMG shall provide access to EES personnel (e.g. Operations, Quality Assurance, Regulatory Affairs, etc.) to audit the facilities and operations prior to and during the term of this alliance given adequate advance notice;

11) Parties will agree to appropriate termination provisions based on minimum economic benefits or breach of performance obligations.

12) It is expressly understood that this term sheet is not intended to be binding. Neither party to this term sheet shall be deemed obligated to proceed with the proposed transaction or with execution of the definitive agreement if such party should decide, for any reason prior to the signing of the definitive agreement, that to so proceed would not be in its best interests. Any obligation of either of the parties to proceed with the proposed transaction shall be conditioned upon, among other things, approval of the Board of Directors of such party and the negotiation, drafting and execution of the definitive agreement setting forth the full agreements of the parties in form and with such terms and provisions as are acceptable to such party.

FISCHER IMAGING CORPORATION               ETHICON ENDO-SURGERY, INC.

Name:   Morgan Nields                     Name:   Karen Licitra
       ---------------------------               ----------------------------

Signed: /S/MORGAN NIELDS                  Signed: /S/KAREN LICITRA
       ---------------------------               ----------------------------

Date:   October 14, 1997                  Date:   October 10, 1997
       ---------------------------               ----------------------------
                                                  B.E.S. 10/10/97


------------------------------------------------------------------------------

CONFIDENTIAL                    October 9,1997                       Page 2

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------


      This Addendum ("Addendum") modifies the Agreement ("Agreement") between Ethicon Endo-Surgery, Inc. ("EES") and Fischer Imaging Corporation ("FIMG") dated October 10, 1997.

     NOW, THEREFORE, for due and valid consideration as set forth herein, EES and FIMG hereby agree as follows:

1. FIMG grants EES an option to renew, at EES's sole discretion, the Agreement for *-* upon the expiration of the initial term on *-*. EES shall pay *-* for each additional option term exercised. EES shall notify FIMG in writing, thirty (30) days prior to the end of the term of EES's intent to exercise their option to renew.

2. The Agreement covers the worldwide sale of EES Mammotome Biopsys system ("EES System") and FIMG Systems (collectively, the Mammotest, all future versions of the Mammotest, and other FIMG breast imaging systems) *-* as defined in the Addendum Section No. 3 below or as EES exercises its option as defined in the Agreement Section No. 1. FIMG shall use best efforts *-* as needed.

3. FIMG currently has *-* agreement with the Richard-Allan Division of Urohealth Systems, Inc. (now Imagyn) ("Urohealth Agreement") for Mammotest(R)Stereotactic Prone X-Ray Tables ("Tables") wherein Urohealth agrees to purchase *-* of systems from FIMG for use in general surgery in the U.S. FIMG represents and warrants that it has the right to enter into this Agreement with EES and it has the right to sell FIMG Systems to all markets and all surgical specialties. The redacted Urohealth Agreement dated September 8, 1997 is hereby referenced as Appendix I.

4. FIMG shall have sales responsibility for its own products and will distribute the EES System to customers as a part of the initial sale of the FIMG System, as appropriate or requested by the end-user customer.

5.   EES shall endeavor to support sales of FIMG Systems when practicable by
     *-*

------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 1

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------

     *-* inclusion in *-* reviews; co-developing account level sales strategy; providing access *-* activity; sales of FIMG Systems to customers *-*; etc.

6. EES shall *-*. Except as provided below, EES shall *-*. However, *-* regardless of the *-*. Should EES deem it necessary to *-*, EES shall notify FIMG in writing and *-* . FIMG shall have no longer than *-* from date of written notification to provide *-*. Should FIMG *-*, EES shall
     *-*.

7.   FIMG shall *-*. FIMG shall *-* except as outlined in the *-*.

8. When EES *-* in conjunction with the *-* shall be collected and paid for as follows:



------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 2

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------


     8.1  FIMG shall *-* EES for all FIMG Systems sold, except when FIMG Systems are sold *-* or as mutually agreed upon by *-*. For purposes of this section, FIMG Systems shall include FIMG Systems as defined in Addendum No. 2, as well as other products and services such as: options, initial installation, applications training, service and warranty coverage, but shall exclude any extended service and warranty contracts that provide coverage beyond the initial service and warranty period. *-* on a quarterly basis and shall be based on *-* during that quarter. Quarters shall be defined as calendar quarters which end on the dates of March 31st, June 30th, September 30th and December 31st. EES shall distribute *-*. *-* shall be tiered as follows on an annual basis (1/1 - 12/31):

          8.1.1 *-*

          8.1.2 *-* shall be calculated based on *-* beginning January 1, 1998.

          8.1.3 On *-* FIMG shall deliver to EES written reports that shall include copies of invoices for FIMG Systems sold. All information contained in such reports shall be treated as confidential information.


------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 3

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------


               Within *-* days from of *-* under Addendum Section No 8.1.1. FIMG shall permit EES to audit the purchase orders and other relevant information that supports these reports given adequate notice at EES's expense.

         8.1.4 At this time, EES intends to apply the *-* schedule as set forth in Appendix II. However, EES may change such schedule from time to time at its sole discretion. EES shall notify FIMG of all such changes. Changes to this schedule shall be reviewed by EES with FIMG on *-* or as needed. *-* referenced in Addendum No. 8.1.1 may be renegotiated upon mutual agreement of EES and FIMG if market conditions so warrant.

9. FIMG shall assign at least one (1) Regional Sales Manager and one (1) Sales Representative to each EES Region / Regional Manager to be responsible for coordinating *-*. The FIMG Sales Representative's, assigned to EES, primary responsibility and accountability will be to support the Agreement. The FIMG Sales Representative assigned to EES shall not *-*. Assessment of field performance of the FIMG Sales Representative assigned to EES will be appraised by both the EES Regional Director and the FIMG Regional Manager. Changes to or additional FIMG Sales support will be determined by the EES Regional Director and the FIMG Regional Manager together.

10. FIMG shall *-* where *-*. While *-* mounted on *-* part of the FIMG System. *-* where EES is *-* stereotactic x-ray table *-* breast biopsy system *-*.

11. EES shall transfer each Mammotome Motorized Driver (BMI-1000) ("EES Driver") to FIMG *-*


------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 4

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------


     *-* the *-* in *-*. *-* does not *-* at no charge, responds to *-* with *-* or to the *-*. In consideration for receipt of each Mammotome Motorized Driver (BMI-1000) FIMG *-*. EES may *-* provided that EES has provided FIMG with ninety (90) days written notice.

12. The parties agree to meet at a minimum of *-* to assess opportunities for collaboration. The failure of the parties to meet will not constitute a material breach. In the event that the parties mutually decide to collaborate in any particular area, prior to engaging in any such collaboration, the parties shall enter into a written agreement for each such collaboration. Such written agreement shall set forth the rights and obligations of the parties with respect to know how, technology, funding, intellectual property and patent rights developed or shared in such collaboration. The research and development activities of both parties or their direct affiliates shall continue to be done independently or with third parties. Nothing in this Agreement is intended to grant either party any intellectual property rights of the other party. All *-* developed for *-* shall be subject to the Agreement. For products developed by *-* outside the field of *-*, EES shall have *-* to market, sell, and distribute for *-* within *-* of written notification. Such *-* any relevant patent owned or controlled by FIMG. In addition, EES shall *-* to *-* presented to FIMG prior to FIMG entering into an agreement with a third-party. Specifically, in the event that the parties are unable to agree upon the terms of a transaction within *-*, then FIMG shall be permitted to offer *-* for sale to a third party, *-*


------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 5

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------


     *-*. In the event that EES agrees to enter into such transaction, EES and FIMG shall as promptly as practicable enter into such transaction. In the event EES declines to enter into such transaction, then FIMG shall have *-* from the expiration of the foregoing *-* period to consummate the transaction set forth in the *-* but only on the terms and conditions that are no more favorable to *-* or no less favorable than to FIMG than those set forth in the *-*. In the event that such transaction is not consummated within the *-*, then EES shall have the *-* with respect to any future proposed Sales by FIMG to any third party.

13. In the event FIMG is purchased, reorganized, or becomes insolvent, the Agreement shall survive. EES shall have the right to terminate the Agreement, at its sole option, upon the purchase, reorganization or insolvency at any time with *-* written notice.

14. Training responsibilities shall be shared by both FIMG and EES. FIMG shall conduct a minimum of four (4) days of applications training on the FIMG Systems for each new installation. EES shall conduct a minimum of one (1) day of applications training on the EES System for each new installation. All actual and incidental expenses will be covered by each party for their respective training commitments. Installation, service and warranty for the FIMG Systems is the responsibility of FIMG. Installation, service and warranty for the EES System are the responsibility of EES.

15. FIMG and EES shall comply with GMP's (Good Manufacturing Practices) and all relevant regulatory and legal authority. Each party shall notify the other as soon as practical after receiving notice of any claim, action or inquiry by the Food and Drug Administration or other applicable U.S. or foreign regulatory body or government authority or court of law relating to non-compliance of products covered in the Agreement with this article. FIMG shall provide access to EES personnel (e.g., Operations, Quality Assurance, Regulatory Affairs, etc.) to audit FIMG facilities and operations prior to and during the term of this Agreement for the purpose of verifying regulatory compliance following adequate advance


------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 6

                                      CONFIDENTIAL TREATMENT
                                      Fischer Imaging Corporation has requested that the portions of this document marked with an asterisk be accorded Confidential Treatment.

     notice. FIMG shall have the same rights as described above for products FIMG distributes for EES.

16. The Agreement (including the Exhibit thereto) and this Addendum (collectively "Restated Agreement") will collectively expire on *-* if not renewed as provided for in Addendum Section No. 1. The parties may by written agreement terminate the restated Agreement at any time. Either party may, without limiting its other relief, rights and remedies, terminate the Restated Agreement if the other party breaches or violates any material provisions of the Restated Agreement, provided that, if any such violation or breach is curable, the non-breaching party gives written notice to the current Agreement Manager and Company President by certified letters specifying the violation or breach and allowing sixty (60)-days from receipt of such notice to cure the violation or breach. Any such termination will be effective at the end of such sixty (60)-days if the violation or breach is not cured, or, if not curable, twenty (20)-days from receipt of such notice. Obligations associated with confidentiality and accrued payments shall survive any termination of the Restated Agreement for the stated or appropriate time.

17. An Agreement Manager shall be appointed by each FIMG and EES. These designated people shall be responsible for communication and management of the day to day activities associated with the Agreement. The designated Agreement Manager for FIMG is *-* and the designated Agreement Manager for EES is *-*. These Agreement Managers shall meet at *-* to discuss, administer and make recommendations for improvements in this relationship. A change in Agreement Manager shall be communicated promptly in writing to the party of interest. Any failure of these Agreement Managers to meet or otherwise exercise their duties shall not constitute a material breach.


------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 7

                     Addendum to Agreement Dated 10/l0/97
------------------------------------------------------------------------------


18. The Restated Agreement constitutes the entire, final, complete and exclusive agreement of the parties with respect to its subject matter, and supersedes any prior or contemporaneous oral or written understanding, arrangement, letter of intent, agreement or the like. Any amendment to or modification of the Restated Agreement shall only be by written agreement of the parties. The order of precedence in resolving any conflict or inconsistent terms or interpretation among the documents comprising the Restated Agreement shall be as follows: this Addendum shall prevail over the Agreement and the Proposed Terms for Expanded Alliance, dated October 10, 1997 (i.e., the Exhibit to the Agreement), and the Agreement shall prevail over the Proposed Terms for Expanded Alliance.

Please signify your agreement to the foregoing by signing a copy of this addendum in the area provided below.


Fischer Imaging Corporation               Ethicon Endo-Surgery, Inc.


Name   Morgan Nields                      Name   Robert Salerno
       ---------------------------               ----------------------------

Signed /S/MORGAN NIELDS                   Signed /S/ROBERT SALERNO
       ---------------------------               ----------------------------

Date   1/29/98                            Date   1/28/98
       ---------------------------               ----------------------------
                                                 KAO/pg2  1/28/98


------------------------------------------------------------------------------

CONFIDENTIAL                   January 28, 1998                      Page 8